Exhibit 10.17

EXECUTION VERSION

SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Sixth Amended and Restated Registration Rights Agreement (this “Agreement”), made as of the 1st day of April, 2009, by and among FleetCor Technologies, Inc., a Delaware corporation (the “Company”), the holders of capital stock of the Company listed on Schedule 1 hereto as Preferred Investors (each a “Preferred Investor” and collectively, the “Preferred Investors”), and the holders of capital stock of the Company listed on Schedule 1 hereto as Common Investors (each a “Common Investor” and collectively, the “Common Investors”). The Preferred Investors and Common Investors are sometimes collectively referred to herein as the “Investors.”

WHEREAS, on or about the date hereof, the Company shall issue an aggregate of 3,400,000 shares of the Company’s Series E Convertible Preferred Stock, $0.001 par value per share (the “Series E Preferred Stock”), to Summit Partners Private Equity Fund VII-A, L.P., Summit Partners Private Equity Fund VII-B, L.P., Summit Subordinated Debt Fund II, L.P., Summit Investors I, LLC, Summit Investors I (UK), L.P., Summit Investors VI, L.P. (collectively, the “Summit Purchasers”), and Advent Partners III Limited Partnership, Advent Central & Eastern Europe III Limited Partnership, Advent Central & Eastern Europe III - A Limited Partnership, Advent Central & Eastern Europe III - B Limited Partnership, Advent Central & Eastern Europe III - C Limited Partnership, Advent Central & Eastern Europe III - D Limited Partnership, Advent Central & Eastern Europe III - E Limited Partnership, Advent Partners ACEE III Limited Partnership, Advantage Capital Partners VI, Limited Partnership, Advantage Capital Partners X, Limited Partnership, Advantage Capital Management Fund, LLC, Advantage Capital Financial Company, LLC, Wm. B. Reily & Company, Inc., Nautic Partners V, L.P., Kennedy Plaza Partners III, LLC, Peter Vallis, Performance Direct Investments II, L.P., JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pools PMI-127, 128, 129 and 130, HarbourVest Partners VIII-Buyout Fund L.P. and HarbourVest Partners 2007 Direct Fund L.P. (together with the Summit Purchasers, the “Series E Purchasers”) pursuant to the terms of a Series E Convertible Preferred Stock Purchase Agreement (the “Series E Purchase Agreement”), dated as of April 1, 2009, between the Company and the Series E Purchasers;

WHEREAS, the Company and certain of the Investors are parties to that certain Fifth Amended and Restated Registration Rights Agreement, dated as of December 19, 2006, as amended (the “Old Agreement”), which shall be amended and restated in its entirety upon execution of this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto, constituting the “Approval Holders” under the Old Agreement, hereby agree that the Old Agreement is hereby amended and restated in its entirety as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Advent” shall mean Advent Partners III Limited Partnership, Advent Central & Eastern Europe III Limited Partnership, Advent Central & Eastern Europe III - A Limited Partnership, Advent Central & Eastern Europe III - B Limited Partnership, Advent Central & Eastern Europe III - C Limited Partnership, Advent Central & Eastern Europe III - D Limited Partnership, Advent Central & Eastern Europe III - E Limited Partnership and Advent Partners ACEE III Limited Partnership and/or their respective affiliates (as defined under Rule 12b-2 of the Exchange Act) and their permitted transferees under this Agreement.

“Approval Holders” shall mean the Holders of at least sixty percent (60%) of the Conversion Shares (or shares of Series D Preferred Stock and Series E Preferred Stock convertible into Conversion Shares) at the time of the proposed action or consent, voting together as a single class; provided, however, that, (i) so long as Summit owns at least 50% of the Series D Preferred Stock (or Conversion Shares issued upon conversion of such Series D Preferred Stock) held by Summit as of the date hereof, any action requiring the consent of the Approval Holders shall also require the consent of a majority of Series D Preferred Stock (or Conversion Shares issued upon conversion of such Series D Preferred Stock) held by Summit at the time of the proposed action or consent, voting together as a single class, (ii) so long as Summit owns at least 50% of the Series E Preferred Stock (or Conversion Shares issued upon conversion of such Series E Preferred Stock) held by Summit as of the date hereof, any action requiring the consent of the Approval Holders shall also require the consent of a majority of Series E Preferred Stock (or Conversion Shares issued upon conversion of such Series E Preferred Stock) held by Summit at the time of the proposed action or consent, voting together as a single class, and (iii) so long as Bain owns at least 50% of the Conversion Shares (or shares of Series D Preferred Stock convertible into Conversion Shares) held by Bain as of the date hereof, any action requiring the consent of the Approval Holders shall also require the consent of a majority of the Conversion Shares (or shares of Series D Preferred Stock convertible into Conversion Shares) held by Bain at the time of the proposed action or consent, voting together as a single class.

“Bain” means Bain Capital Fund VIII, LLC, BCIP Associates III, LLC, BCIP T Associates III, LLC, BCIP Associates III-B, LLC, BCIP T Associates III-B, LLC, BCIP Associates-G, RGIP, LLC and/or their respective affiliates (as defined under Rule 12b-2 of the Exchange Act) and their permitted transferees under this Agreement.

“Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Act.

“Conversion Shares” means all shares of Common Stock issued or issuable upon conversion of the Series D Preferred Stock and the Series E Preferred Stock, as applicable.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Holder” means any person who is then the record owner of Registrable Securities which have not been sold to the public.

“Initiating Holders” means the party that requests registration of Registrable Securities pursuant to Section 2, which may only be Bain, Summit or Advent, but shall mean each of Bain, Summit and/or Advent (as applicable) if any of Bain, Summit and/or Advent is participating in such registration.

“Registrable Securities” means: (a) all shares of the Company’s Common Stock $0.001 par value per share (the “Common Stock”), now owned or hereafter acquired by any Preferred Investor, all shares of Common Stock issuable with respect to securities of the Company convertible into or exercisable for shares of Common Stock now owned or hereafter acquired by any Preferred Investor, and any Common Stock issued to any Preferred Investor in respect of the foregoing shares upon any stock split, stock dividend, recapitalization or other similar event; and (b) solely for purposes of, and in accordance with the terms of, any registration effected under Sections 3 and 5 hereof, all shares of Common Stock now owned or hereafter acquired by any Common Investor, all shares of Common Stock issuable with respect to securities of the Company convertible into or exercisable for shares of Common Stock now owned or hereafter acquired by any Common Investor, and any Common Stock issued to any Common Investor in respect of the foregoing shares upon any stock split, stock dividend, recapitalization or other similar event; provided, however, that the term “Registrable Securities” shall not include any shares of Common Stock (including shares of Common Stock issuable with respect to securities of the Company convertible into or exercisable for shares of Common Stock) held by any Investor which (i) have been registered under the Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, (ii) have been publicly sold pursuant to Rule 144 promulgated under the Act or (iii) following an initial underwritten public offering of the Common Stock are eligible for sale pursuant to Rule 144 promulgated under the Act (or its successor).

“Register” means to register under the Act and applicable state securities laws for the purpose of effecting a public sale of securities.

“Registration Expenses” means all expenses incurred by the Company in compliance with Section 2, 3 or 5 hereof, as the case may be, including, without limitation, all registration and filing fees, printing expenses, transfer taxes, fees and disbursements of counsel for the Company, blue-sky fees and expenses, fees of transfer agents and registrars, reasonable fees and disbursements of one counsel for all the selling Holders, and the expense of any special audits incident to or required by any such registration.

“Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

“Series D Preferred Stock” means Series D Convertible Preferred Stock, $0.001 par value per share, of the Company.

“Summit” means the Summit Purchasers, Summit VI Advisors Fund, L.P., Summit VI Entrepreneurs Fund, L.P., Summit Ventures VI-A, L.P., Summit Ventures VI-B, L.P., Summit Investors VI, L.P., Summit Subordinated Debt Fund II, L.P. and/or their respective affiliates (as defined under Rule 12b-2 of the Exchange Act) and their permitted transferees under this Agreement.

2. Demand Registrations.

(a) Preferred Investors.

(i) If, at any time after the 180th day following the effective date of the registration statement covering the initial public offering of securities of the Company under the Act, the Company shall receive, from the Initiating Holders, a written request that the Company effect the registration of Registrable Securities with a reasonably anticipated aggregate price to the public of at least $10,000,000, the Company will:

(A) promptly give written notice of the proposed registration to all other Holders; and

(B) as soon as practicable, make all best efforts to effect such registration under the Act as may be so requested and as would permit or facilitate the sale and distribution of such portion of the Registrable Securities as are specified in such request, together with such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company. If the method of disposition specified in such request is an underwritten public offering, and the underwriter managing the offering advises the Holders who have requested inclusion of their Registrable Securities in such registration that marketing considerations require a limitation on the number of shares offered or the number of shares offered by such Holders, such limitation shall be imposed, subject to the immediately following sentence, first, pro rata among such Holders other than the Initiating Holders according to the number of Registrable Securities then held by such Holders, and second, if necessary, pro rata among the Initiating Holders according to the number of Registrable Securities then held by the Initiating Holders. Neither the Company nor any other stockholder may include shares in a registration effected under this Section 2(a) without the consent of the Initiating Holders if the inclusion of shares by the Company or the other stockholders would limit the number of Registrable Securities sought to be included by the Initiating Holders or reduce the offering price thereof.

(ii) Bain and Summit (not including the Summit Purchasers) shall not be permitted to require more than two (2) registrations each, the Summit Purchasers shall not be permitted to require more than one (1) registration, and Advent shall not be permitted to require more than one (1) registration pursuant to this Section 2(a); provided that: (A) a registration statement shall not be counted until such time as (1) such registration statement has been declared or ordered effective (unless the Initiating Holders withdraw their request for registration (other than a withdrawal (x) based upon material information concerning the Company of which the Initiating Holders were not aware at the time of such request, (y) made at the request of the Company, or (z) based on a good faith determination by the managing underwriter for the registration, if applicable, that adverse market conditions exist that would seriously jeopardize the success of the registration) and elect not to have such registration counted as a registration requested under this Section 2(a), in which case the Holders participating in such registration shall reimburse the Company for reasonable out-of-pocket costs and expenses incurred in connection with the withdrawn registration statement), and (2) all Registrable Securities covered by such registration statement have been sold pursuant thereto; and (B) a registration counted pursuant to clause (A) above shall only be counted against the Initiating Holder that requests such registration and not against the other Initiating Holder (whether or not such other Initiating Holder participates in such registration).

(b) Selection of Underwriter. If the method of disposition of Registrable Securities in respect of any registration requested pursuant to this Section 2 shall be an underwritten public offering, the managing underwriter of such offering shall be selected by the Initiating Holders other than Advent; provided, that such underwriter must be reasonably acceptable to the Company.

(c) Notwithstanding anything to the contrary contained in this Section 2, no request may be made under this Section 2 within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which (i) the Holders who are Preferred Investors shall have been entitled to join pursuant to Section 3 or 5 and (ii) there shall have been effectively registered all shares of Registrable Securities as to which registration shall have been requested.

(d) If, at the time of any request to register Registrable Securities by Initiating Holders pursuant to this Section 2 or by Holders pursuant to Section 5, the Company is engaged or has plans to engage in a registered public offering or is engaged in any activity which, in the good faith determination of the Company’s Board of Directors, would be adversely affected by the requested registration, then the Company may, at its option, direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to be exercised by the Company not more than twice in any 12-month period and not for any period of more than 120 consecutive days.

3. “Piggy Back” Registrations.

(a) If the Company at any time (other than pursuant to Section 2 or Section 5) shall determine to register any of its securities under the Act for sale to the public, either for its own account or the account of a security holder or holders exercising their registration rights, other than a registration relating solely to employee benefit plans or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities or pursuant to Form S-4, the Company will:

(i) Promptly give to each Holder written notice thereof (which shall include the number of shares the Company or other security holder proposes to register and, if known, the name of the proposed underwriter, if such registration shall be an underwritten public offering); and

(ii) Use its best efforts to cause all the Registrable Securities as to which registration shall have been specified in a written request or requests, made by any Holder within twenty (20) days after the date of delivery of the written notice from the Company described in clause (i) above, to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder of such Registrable Securities so registered. In the event that any registration pursuant to this Section 3 shall be, in whole or in part, an underwritten public offering of securities, and the managing underwriter of such offering advises the Company that marketing considerations require a limitation on the number of shares offered pursuant to the registration statement relating to such offering, then the Company may offer all of the securities it proposes to register for its own account and such limitation on any remaining securities that may, in the opinion of the managing underwriter, be sold will be imposed pro rata first, among any other stockholders (other than the Holders) entitled to sell shares in such registration, and second, among the Holders, based upon the number of Registrable Securities then held by Holders; provided, that if the Holders are subject to the aforesaid cut backs, no other stockholder shall be entitled to sell shares in such registration.

(b) If the registration for which the Company gives notice pursuant to this Section 3 is an underwritten public offering, the Company shall select the managing underwriter for such offering; provided, that such managing underwriter must be reasonably acceptable to the Holders of a majority of the Registrable Securities being registered in such offering.

(c) Notwithstanding the foregoing provisions of this Section 3, (i) the Company’s obligations under this Section 3 shall not apply to the Company’s initial underwritten public offering of Common Stock and (ii) the Company may withdraw any registration statement referred to in this Section 3 without thereby incurring any liability to the Holders who have requested inclusion of all or any portion of their Registrable Securities in such registration statement.

4. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2, 3 or 5 shall be paid by the Company. All Selling Expenses incurred in connection with any such registration, qualification or compliance shall be borne by the holders of the securities registered, pro rata on the basis of the number of their shares so registered.

5. Registration on Form S-3. Following the initial public offering of the Company’s equity securities pursuant to a registration statement declared effective by the Commission, the Company shall use its best efforts to qualify, and remain eligible, for registration on Form S-3 or any comparable or successor form; and to that end the Company shall register (whether or not required by law to do so) its Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Agreement, the Holders shall have the right to request registrations on Form S-3 of their Registrable Shares (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holders). Promptly after receipt by the Company of a notice requesting registration under this Section 5, the Company shall give written notice of such requested registration to each Holder. As soon as practicable, the Company will make all best efforts to effect such registration under the Act as may be so requested and as would permit or facilitate the sale and distribution of (a) such portion of such Registrable Securities as are specified in such request under this Section 5 and (b) such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company. A majority in interest of the Holders who requested inclusion of Registrable Securities shall have the right to designate that the method of disposition for such registration shall be an underwritten public offering. If the method of disposition is an underwritten public offering, and the underwriter managing the offering advises the Holders who have requested inclusion of their Registrable Securities in such registration that marketing considerations require a limitation on the number of shares offered, such limitation shall be imposed pro rata among such Holders who requested inclusion of Registrable Securities according to the number of Registrable Securities then held by such Holders. If the method of disposition of Registrable Securities in respect of any registration requested pursuant to this Section 5 shall be an underwritten public offering, the managing underwriter of such offering shall be selected by a majority in interest of the Holders who requested inclusion of Registrable Securities; provided, that such underwriter must be reasonably acceptable to the Company. In no event, however, shall the Company be required to (i) register Registrable Securities pursuant to this Section 5 which would result in a registration with an aggregate market value of less than $10,000,000 (based on the then current public market price), or (ii) effect more than one (1) registration pursuant to this Section 5 in any six (6) month period.

6. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder of Registrable Securities included in such registration advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company will do the following for the benefit of such selling Holders:

(a) Prepare and file with the Commission a registration statement (which in the case of an underwritten public offering pursuant to Section 2, shall be on Form S-1 or another form of general applicability satisfactory to the managing underwriter selected as therein provided with respect to such securities);

(b) Use its best efforts to cause such registration statement to become and remain effective for the period of distribution contemplated thereby (which, in the case of a firm commitment underwritten public offering, shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and for any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and 120 days after the effective date thereof) and amend or supplement such registration statement and the prospectus contained therein from time to time to the extent necessary to comply with the Act and applicable state securities laws;

(c) Use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the applicable securities or “blue sky” laws of such jurisdictions as such selling Holders may reasonably request; provided, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or otherwise required to be so qualified or to take any action which would subject it to the service of process in suits other than those arising out of such registration;

(d) Furnish such number of prospectuses and other documents incident thereto as any such selling Holder from time to time may reasonably request;

(e) In connection with any underwritten public offering pursuant to a registration statement filed pursuant to Section 2, 3 or 5 hereof, enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock with the managing underwriter selected as provided herein, in such form and containing such provisions as are customary in the securities business;

(f) To the extent then permitted under applicable professional guidelines and standards, use its best efforts to obtain a comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company’s counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to such selling Holders, and provide copies thereof to such selling Holders;

(g) Permit the counsel to such selling Holders to inspect and copy such corporate documents as he may reasonably request;

(h) Notify each such selling Holder at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(j) In the event of any underwritten public offering, cooperate with, and cause the Company’s senior management to cooperate with, such selling Holders, the underwriters participating in such offering and their counsel in any due diligence investigation reasonably requested by such selling Holders or such underwriter in connection therewith, and participate, and cause the Company’s senior management to participate, to the extent reasonably requested by the managing underwriter for such offering or such selling Holders, in efforts to sell the Registrable Securities under such offering (including, without limitation, participating in “roadshow” meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company.

7. Indemnification.

(a) In the event of a registration of any Registrable Securities under the Act pursuant to Section 2, 3 or 5, the Company will, and hereby does, indemnify each selling Holder, each of its officers, directors and partners, and each person controlling such selling Holder within the meaning of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls such underwriter within the meaning of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) to which such selling Holder, underwriter or controlling person may become subject under the Act, the Exchange Act, state securities laws or otherwise, insofar as such claims, losses, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such selling Holder, each of its officers, directors and partners, and each person controlling such selling Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, whether or not resulting in any liability; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to the Company by such selling Holder or underwriter and stated to be specifically for use therein.

(b) In the event of a registration of any Registrable Securities under the Act pursuant to Section 2, 3 or 5, each Holder will, if Registrable Securities held by it are included in the securities as to which registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company’s securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of the Act, each other Holder participating in such registration and each of its officers, directors and partners, and each person controlling each such other Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) to which the Company or such director, officer, underwriter, other Holder or controlling person may become subject under the Act, Exchange Act, state securities laws or otherwise, insofar as such claims, losses, damages or liabilities, (or actions in respect thereof) arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, each person controlling the Company, each underwriter and each person who controls any such underwriter, each other Holder participating in such registration and each person controlling each such other Holder, and their respective directors, officers, partners, persons, underwriters and control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, whether or not resulting in liability, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each Holder hereunder shall be limited to an amount equal to the net proceeds received by such Holder upon sale of its Registrable Securities in such registration.

(c) Each party entitled to indemnification under this Section 7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations under this Section 7 (except and to the extent the Indemnifying Party has been prejudiced as a consequence thereof). The Indemnifying Party will be entitled to participate in, and to the extent that it may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, at its expense to assume, the defense of any such claim or any litigation resulting therefrom, with counsel reasonably satisfactory to such Indemnified Party; provided that the Indemnified Party may participate in such defense at its expense, notwithstanding the assumption of such defense by the Indemnifying Party; and provided, further, that if the defendants in any such action shall include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party, the Indemnified Party and other Indemnified Parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party or Indemnified Parties and the fees and expenses of such counsel shall be paid by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall (i) furnish such information regarding itself or the claim in question as the Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom and (ii) shall reasonably assist the Indemnifying Party in any such defense; provided that such Indemnified Party shall not be required to expend its funds in connection with such assistance.

(d) In order to provide for just and equitable contribution to joint liability under the Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of any such Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and such Holder will contribute to the aggregate claims, losses, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) No Holder shall be required to participate in a registration pursuant to which it would be required to execute an underwriting agreement in connection with a registration effected under Section 2 or 3 which imposes indemnification or contribution obligations on such Holder more onerous than those imposed hereunder; provided, however, that the Company shall not be deemed to breach the provisions of Section 2 or 3 if a Holder is not permitted to participate in a registration on account of its refusal to execute an underwriting agreement on the basis of this subsection (e).

8. Information by Holder. Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement or otherwise required by applicable state or federal securities laws.

9. Limitations on Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Approval Holders, enter into any agreement with any holder or prospective holder of any securities of the Company which would give any such holder or prospective holder (a) the right to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not limit the number of Registrable Securities sought to be included by the Holders or reduce the offering price thereof, or (b) the right to require the Company to initiate any registration of any securities of the Company, other than registration pursuant to a registration statement on Form S-3 (or its successor) in which Investors are entitled to include Registrable Shares on a pro rata basis with such holders or prospective holders based on the number of shares of Common Stock (on an as-converted, as-exchanged basis) owned by Investors and such holders or prospective holders.

10. Exception to Registration. The Company shall not be required to effect a registration under this Agreement if (a) in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to the Approval Holders, such Holders may sell without registration under the Act all Registrable Securities for which they requested registration under the provisions of the Act and in the manner and in the quantity in which such Registrable Securities were proposed to be sold, or (ii) the Company shall have obtained from the Commission a “no-action” letter to that effect. Notwithstanding the foregoing, in no event shall the provisions of this Section 10 be construed to preclude a Holder from exercising rights under Section 2 or 3 for a period of five years after the effective date of the Company’s initial registration of shares of Common Stock under the Act.

11. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities (as that term is used in Rule 144 under the Act) to the public without registration, the Company agrees to:

(a) make and keep public information available as those terms are understood and defined in Rule 144 under the Act, at all times from and after ninety (90) days following the effective date of the first registration under the Act filed by the Company for an offering of its securities to the general public;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c) furnish to any Holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

12. Damages. The Company recognizes and agrees that the Holders shall not have an adequate remedy if the Company fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any Holder shall be entitled to seek specific performance of the Company’s obligations hereunder and that the Company will not oppose an application seeking such specific performance.

13. Lock-up Agreements. If reasonably requested by the Company and the managing underwriter, each Holder who is a party to this Agreement agrees to enter into lock-up agreements pursuant to which he or it will not, for a period of (a) not more than one hundred and eighty (180) days following the effective date of the registration statement relating to the initial underwritten public offering of securities of the Company and (b) not more than ninety (90) days following the effective date of the registration statement relating to any subsequent underwritten public offering of securities of the Company, offer, sell or otherwise dispose of the Registrable

Securities or other equity securities of the Company other than to its members or partners, as the case may be, except the Registrable Securities sold pursuant to such Registration Statement, without the prior consent of the Company and such managing underwriter; provided that all principal officers, all directors and all holders of more than one percent (1%) of the shares of Common Stock (calculated for this purpose as if all securities convertible into or exercisable for Common Stock, directly or indirectly, are so converted or exercised) of the Company enter into such lock-up agreements for the same period and on the same terms. If the Company and the underwriters agree to waive this provision or any provision of any lock-up agreement for any Holder, such waiver shall extend on a pro rata basis to all Holders.

14. Miscellaneous.

(a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

(b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or telecopied or sent by other facsimile method addressed as follows:

(i) If to the Company or any Investor, at the address of such party set forth on Schedule 1 hereto or the most recent address as is shown on the stock records of the Company; and

(ii) If to any subsequent Holder, to it at such address as may have been furnished to the Company in writing by such Holder; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Holder) or to the Holders (in the case of the Company) in accordance with the provisions of this paragraph.

(c) This Agreement shall be governed by and construed in accordance with the internal and substantive laws of the State of Delaware.

(d) Neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; provided, however, that the Company and Approval Holders may effect any such waiver, modification, amendment or termination on behalf of all of the Investors; provided, that, any such waiver, modification, amendment or termination does not adversely affect any Investor in a manner different from the effect upon the Approval Holders approving such amendment, waiver, modification or termination.

(e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

(g) Additional persons or entities who acquire shares of Series D Preferred Stock and/or Series E Preferred Stock shall become parties to this Agreement by executing a counterpart signature page hereto substantially in the form attached hereto as Exhibit A. Thereupon, Schedule I hereto shall be automatically amended without further action on the part of any of the parties hereto to reflect that such person or entity is to be a party hereto.

(h) Upon execution of this Agreement by the Company and the Approval Holders as of immediately prior to the consummation of the transactions contemplated by the Series E Purchase Agreement, the Old Agreement shall be replaced by this Agreement and the Old Agreement shall be of no further force and effect and no Investor shall have any rights thereunder.

(i) As used herein, the phrase “date of this Agreement” or “the date hereof” shall mean April 1, 2009.

* * * * * * * * * *

IN WITNESS WHEREOF, this Agreement has been executed as an instrument under seal as of the date and year first above written.

COMPANY:

FLEETCOR TECHNOLOGIES, INC.

By:	/s/ Ronald F. Clarke
Name:	Ronald F. Clarke
Title:	Chief Executive Officer

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

The signatures below represent the Investors that constitute at least the “Approval Holders” under the Old Agreement necessary to amend and restate the Old Agreement and the lack of a signature with respect to any other Investor shall not affect the effectiveness of this Agreement.

SUMMIT VI ADVISORS FUND, L.P.

By:	Summit Partners VI (GP), L.P.
Its General Partner
By:	Summit Partners VI (GP), LLC
Its General Partner

By:	/s/ John Carroll
Manager Member

SUMMIT VI ENTREPRENEURS FUND, L.P.

By:	Summit Partners VI (GP), L.P.
Its General Partner
By:	Summit Partners VI (GP), LLC
Its General Partner

By:	/s/ John Carroll
Manager Member

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

SUMMIT VENTURES VI-A, L.P.

By:	Summit Partners VI (GP), L.P.
Its General Partner
By:	Summit Partners VI (GP), LLC
Its General Partner

By:	/s/ John Carroll
Manager Member

SUMMIT VENTURES VI-B, L.P.

By:	Summit Partners VI (GP), L.P.
Its General Partner
By:	Summit Partners VI (GP), LLC
Its General Partner

By:	/s/ John Carroll
Manager Member

SUMMIT INVESTORS VI, L.P.

By:	Summit Partners VI (GP), L.P.
Its General Partner
By:	Summit Partners VI (GP), LLC
Its General Partner

By:	/s/ John Carroll
Manager Member

SUMMIT SUBORDINATED DEBT FUND II, L.P.

By:	Summit Partners SD II, LLC
Its General Partner
By:	Stamps, Woodsum & Co. IV
Its General Partner

By:	/s/ John Carroll
General Partner

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-A, L.P.

By:	Summit Partners PE VII, L.P.
Its General Partner
By:	Summit Partners PE VII, LLC
Its General Partner

By:	/s/ John Carroll
Member

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-B, L.P.

By:	Summit Partners PE VII, L.P.
Its General Partner
By:	Summit Partners PE VII, LLC
Its General Partner

By:	/s/ John Carroll
Member

SUMMIT INVESTORS I, LLC

By:	Summit Investors Management, LLC
Its Manager
By:	Summit Partners, L.P.
Its Manager
By:	Summit Master Company, LLC
Its General Partner

By:	/s/ John Carroll
Member

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

SUMMIT INVESTORS I (UK), L.P.

By:	Summit Investors Management, LLC
Its General Partner
By:	Summit Partners, L.P.
Its Manager
By:	Summit Master Company, LLC
Its General Partner

By:	/s/ John Carroll
Member

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

NAUTIC PARTNERS V, L.P.

By:	Nautic Management V, L.P.
Its General Partner

By:	/s/ Habib Y. Gorgi
Name:	Habib Y. Gorgi
Title:	Managing Director

KENNEDY PLAZA PARTNERS III, LLC

By:	Nautic Management V, L.P.
Its Manager

By:	/s/ Habib Y. Gorgi
Name:	Habib Y. Gorgi
Title:	Managing Director

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

PERFORMANCE DIRECT INVESTMENTS II, L.P.

By: Performance Direct Investors II GP, LLC, its general partner

By: Performance Equity Management, LLC, its manager

/s/ Marcia Haydel
By:	Marcia Haydel
Its: Managing Director

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust,

solely for the benefit of pool PMI-127*

/s/ Edward J. Petrow
By:	Edward J. Petrow
Its: Vice President

* The Company acknowledges and agrees that in the event of any claim whatsoever or howsoever made by the Company against (i) First Plaza Group Trust (“FPGT”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-127 or (ii) JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust (“FPGT Trustee”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-127, the Company’s recourse shall be limited and attributable solely to the assets of pool PMI-127 and upon exhaustion of such assets, the Company shall have no further recourse against FPGT or FPGT Trustee. Furthermore, the Company acknowledges and agrees that any and all benefits accruing to FPGT in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-127 shall inure solely to pool PMI-127 and not to FPGT generally.

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust,

solely for the benefit of pool PMI-128*

/s/ Edward J. Petrow
By:	Edward J. Petrow
Its:	Vice President

* The Company acknowledges and agrees that in the event of any claim whatsoever or howsoever made by the Company against (i) First Plaza Group Trust (“FPGT”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-128 or (ii) JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust (“FPGT Trustee”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-128, the Company’s recourse shall be limited and attributable solely to the assets of pool PMI-128 and upon exhaustion of such assets, the Company shall have no further recourse against FPGT or FPGT Trustee. Furthermore, the Company acknowledges and agrees that any and all benefits accruing to FPGT in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-128 shall inure solely to pool PMI-128 and not to FPGT generally.

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust,

solely for the benefit of pool PMI-129*

/s/ Edward J. Petrow
By:	Edward J. Petrow
Its:	Vice President

* The Company acknowledges and agrees that in the event of any claim whatsoever or howsoever made by the Company against (i) First Plaza Group Trust (“FPGT”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-129 or (ii) JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust (“FPGT Trustee”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-129, the Company’s recourse shall be limited and attributable solely to the assets of pool PMI-129 and upon exhaustion of such assets, the Company shall have no further recourse against FPGT or FPGT Trustee. Furthermore, the Company acknowledges and agrees that any and all benefits accruing to FPGT in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-129 shall inure solely to pool PMI-129 and not to FPGT generally.

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust,

solely for the benefit of pool PMI-130*

/s/ Edward J. Petrow
By:	Edward J. Petrow
Its:	Vice President

* The Company acknowledges and agrees that in the event of any claim whatsoever or howsoever made by the Company against (i) First Plaza Group Trust (“FPGT”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-130 or (ii) JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust (“FPGT Trustee”) in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-130, the Company’s recourse shall be limited and attributable solely to the assets of pool PMI-130 and upon exhaustion of such assets, the Company shall have no further recourse against FPGT or FPGT Trustee. Furthermore, the Company acknowledges and agrees that any and all benefits accruing to FPGT in connection with or related to the investment in the Company made pursuant to the Series E Purchase Agreement for the benefit of pool PMI-130 shall inure solely to pool PMI-130 and not to FPGT generally.

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

CHESTNUT HILL FUEL, LLC

By:
Name:
Title:

RICHARD A. SMITH AND NANCY LURIE MARKS,

AS TRUSTEES OF THE TRUST UNDER THE WILL OF

PHILIP SMITH FBO RICHARD A. SMITH

By:
Name:	Richard A. Smith, solely in his capacity as Trustee and not individually

By:
Name:	Nancy Lurie Marks, solely in her capacity as Trustee and not individually

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

ADVANTAGE CAPITAL PARTNERS V LIMITED PARTNERSHIP

By:	Advantage Capital Advisors, L.L.C., its general partner

By:	/s/ Steven T. Stull
Name:	Steven T. Stull
Title:

ADVANTAGE CAPITAL PARTNERS VI LIMITED PARTNERSHIP

By:	Advantage Capital NOLA VI, LLC, its general partner

By:	/s/ Steven T. Stull
Name:	Steven T. Stull
Title:

ADVANTAGE CAPITAL PARTNERS VIII LIMITED PARTNERSHIP

By:	Advantage Capital NOLA VIII, LLC, its general partner

By:	/s/ Steven T. Stull
Name:	Steven T. Stull
Title:

ADVANTAGE CAPITAL PARTNERS X LIMITED PARTNERSHIP

By:	Advantage Capital NOLA X, LLC, its general partner

By:	/s/ Steven T. Stull
Name:	Steven T. Stull
Title:

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

ADVANTAGE CAPITAL FINANCIAL COMPANY, LLC

By:	/s/ Steven T. Stull
Name:	Steven T. Stull
Title:

ADVANTAGE CAPITAL MANAGEMENT FUND, LLC

By:	/s/ Steven T. Stull
Name:	Steven T. Stull
Title:

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

WM. B. REILY & COMPANY, INC.

By:	/s/ C. James McCarthy III
Name:	C. James McCarthy III
Title:	President

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

BAIN CAPITAL FUND VIII, LLC

By:	Bain Capital Fund VIII, L.P.,
Its sole member

By:	Bain Capital Partners VIII, L.P.,
Its general partner

By:	Bain Capital Investors, LLC,
Its general partner

By:	/s/ Andrew Balson
Name:	Andrew Balson
Title:	Managing Director

BCIP ASSOCIATES III, LLC

By:	BCIP Associates III,
Its manager

By:	Bain Capital Investors, LLC,
Its managing partner

By:	/s/ Andrew Balson
Name:	Andrew Balson
Title:	Managing Director

BCIP T ASSOCIATES III, LLC

By:	BCIP Trust Associates III,
Its manager

By:	Bain Capital Investors, LLC,
Its managing partner

By:	/s/ Andrew Balson
Name:	Andrew Balson
Title:	Managing Director

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

BCIP ASSOCIATES III-B, LLC

By:	BCIP Associates III-B,
Its manager

By:	Bain Capital Investors, LLC,
Its managing partner

By:	/s/ Andrew Balson
Name:	Andrew Balson
Title:	Managing Director

BCIP T ASSOCIATES III-B, LLC

By:	BCIP Trust Associates III-B
Its manager

By:	Bain Capital Investors, LLC,
Its managing partner

By:	/s/ Andrew Balson
Name:	Andrew Balson
Title:	Managing Director

BCIP ASSOCIATES – G

By:	Bain Capital Investors, LLC,
Its managing partner

By:	/s/ Andrew Balson
Name:	Andrew Balson
Title:	Managing Director

RGIP, LLC

By:	/s/ R. Newcomb Stillwell
Name:	R. Newcomb Stillwell
Title:	Managing Member

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

ADVENT PARTNERS III LIMITED PARTNERSHIP

By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

ADVENT CENTRAL & EASTERN EUROPE III LIMITED PARTNERSHIP

By:	ACEE III GP Limited Partnership, General Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

ADVENT CENTRAL & EASTERN EUROPE III-A LIMITED PARTNERSHIP

By:	ACEE III GP Limited Partnership, General Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

ADVENT CENTRAL & EASTERN EUROPE III-B LIMITED PARTNERSHIP

By:	ACEE III GP Limited Partnership, General Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

ADVENT CENTRAL & EASTERN EUROPE III-C LIMITED PARTNERSHIP

By:	ACEE III GP Limited Partnership, General Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

ADVENT CENTRAL & EASTERN EUROPE III-D LIMITED PARTNERSHIP

By:	ACEE III GP Limited Partnership, General Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

ADVENT CENTRAL & EASTERN EUROPE III-E LIMITED PARTNERSHIP

By:	ACEE III GP Limited Partnership, General Partner
By:	Advent International LLC, General Partner
By:	Advent International Corporation, Manager

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

ADVENT PARTNERS ACEE III LIMITED PARTNERSHIP

By:	Advent International Corporation, General Partner

By:	/s/ Michael J. Ristaino
Name:	Michael J. Ristaino
Title:	Vice President of Finance - Funds

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

/s/ Peter Vallis
Peter Vallis

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

HARBOURVEST PARTNERS VIII-BUYOUT FUND L.P.

By:	HarbourVest VIII-Buyout Associates L.P.
Its General Partner
By:	HarbourVest VIII-Buyout Associates LLC
Its General Partner
By:	HarbourVest Partners, LLC
Its Managing Member

By:	/s/ Robert M. Wadsworth

HARBOURVEST PARTNERS 2007 DIRECT FUND L.P.

By:	HarbourVest 2007 Direct Associates L.P.
Its General Partner
By:	HarbourVest 2007 Direct Associates LLC
Its General Partner
By:	HarbourVest Partners, LLC
Its Managing Member

By:	/s/ Robert M. Wadsworth

[Signature Page to Sixth Amended and Restated Registration Rights Agreement]

SCHEDULE I

Name of Holder	Number of Shares of Common Stock	Number of Shares of Series D Preferred Stock	Number of Shares of Series E Preferred Stock

Common Investors:

Chris Welsh	55,600

Preferred Investors:

Chestnut Hill Fuel, Inc.	3,263,742	477,625

Richard A. Smith and Nancy Lurie Marks, as trustees of the trust under the will of Philip Smith fbo Richard A. Smith		250,000

Wm. B. Reily & Company, Inc.	1,313,555	683,482	100,000

Summit VI Advisors Fund, L.P.	88,644	48,600

Summit VI Entrepreneurs Fund, L.P.	136,098	74,618

Summit Ventures VI-A, L.P.	4,262,297	2,336,867

Summit Ventures VI-B, L.P.	1,777,548	974,567

Summit Investors VI, L.P.	35,938	19,196

Summit Subordinated Debt Fund II, L.P.	145,654		25,208

Summit Partners Private Equity Fund VII-A, L.P.	1,050,424

Summit Partners Private Equity Fund VII-B, L.P.	630,901

Summit Investors I, LLC	6,044

Summit Investors I (UK), L.P.	634

Summit Investors VI, L.P.		122

Advantage Capital Partners V Limited Partnership	144,674

Advantage Capital Partners VI Limited Partnership	472,931	28,498

Advantage Capital Partners VIII Limited Partnership	112,441

Advantage Capital Partners X Limited Partnership	95,784	36,667

Advantage Capital Management Fund, LLC		41,668

Advantage Capital Financial Company, LLC		26,500

Bain Capital Fund VIII, LLC	5,483,599

BCIP Associates III, LLC	126,025

BCIP T Associates III, LLC	59,077

BCIP Associates III-B, LLC	9,951

BCIP T Associates III-B, LLC	31,429

BCIP Associates - G	1,458

RGIP, LLC	57,692

Peter Vallis	575,854	76,667

Advent Partners III Limited Partnership	2,285	265

Advent Central & Eastern Europe III Limited Partnership	737,955	98,744

Advent Central & Eastern Europe III - A Limited Partnership	565,758	75,754

Advent Central & Eastern Europe III - B Limited Partnership	80,481	10,762

Advent Central & Eastern Europe III - C Limited Partnership	109,450	14,619

Advent Central & Eastern Europe III - D Limited Partnership	166,085	22,192

Advent Central & Eastern Europe III - E Limited Partnership	139,321	18,606

Advent Partners ACEE III Limited Partnership	17,861	2,391

Nautic Partners V, L.P.		266,400

Kennedy Plaza Partners III, LLC		267

Performance Direct Investments II, L.P. Management, LLC		277,174

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pool PMI- 127	176,911

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pool PMI- 128	39,307

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pool PMI- 129	31,219

JP Morgan Chase Bank, N.A., as trustee for First Plaza Group Trust, solely for the benefit of pool PMI- 130	8,723

HarbourVest Partners VIII-Buyout Fund L.P.	166,667

HarbourVest Partners 2007 Direct Fund L.P.	166,666

Exhibit A

COUNTERPART SIGNATURE PAGE TO

SIXTH AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

Pursuant to Section 14(g) of that certain Sixth Amended and Restated Registration Rights Agreement dated as of April 1, 2009 as amended from time to time (the “Registration Rights Agreement”), by and among FleetCor Technologies, Inc., a Delaware corporation (the “Company”), and each of the persons and entities listed on Schedule I thereto, each person or entity who purchases additional shares of Series D Convertible Preferred Stock, $0.001 par value per share, of the Company (“Series D Preferred Stock”) or Series E Convertible Preferred Stock, $0.001 par value per share, of the Company (“Series E Preferred Stock”), shall, as a condition to the purchase of such shares execute a counterpart signature page to the Registration Rights Agreement. The undersigned is, on the date hereof, purchasing shares of Series D Preferred Stock and/or Series E Preferred Stock, and hereby agrees to be a party to and be bound by the Registration Rights Agreement and hereby authorizes this signature page to be attached as a counterpart signature page to the Registration Rights Agreement as of the date hereof.

Dated:

Name

Address:

Accepted:

FLEETCOR TECHNOLOGIES, INC.

By:

Name:
Title:

Date: